LEASE


Lease between MARBRAD, INC./ a Florida corporation having an office c/o Streamline Properties, Inc., 1125 Washington Avenue, Miami Beach, Florida ("Landlord") and the tenant described in Line 1 of the Terms Sheet attached hereto as Exhibit A ("Tenant").

1. Grant
   -----

   Upon the terms and conditions set forth in this Lease, Landlord leases to Tenant and Tenant leases from' Landlord, the "Premises" described in Line 2 of the Terms Sheet, which Premises are located in the NationsBank Office Building, 930 Washington Avenue, Miami Beach, Florida (the "Real Property").

2. Term of Lease
   -------------

   The Term of this Lease shall be as set forth in Line 3 of the Terms Sheet.

3. Base Rent
   ---------

   As Base Rent, Tenant shall pay Landlord, at Landlord's address set forth above, or at such other address specified in writing by Landlord, the amount set forth in Line 4 of the Terms Sheet. Base Rent is payable in advance, without setoff, further notice, or demand on the first day of each calendar month. In addition to each monthly installment of Base Rent, Tenant shall pay all applicable rental or sales taxes. If the Commencement Date or the Expiration Date of the Term are on a day other than the first day of a calendar month, the Base Rent for said fractional month shall be prorated on a per them basis. Payment of the first month's installment of Base Rent is hereby acknowledged.

4. Security Deposit
   ----------------

   As security for the full and prompt performance of all Tenant's obligations under the Lease, concurrent with the execution of this Lease, Tenant shall deposit with Landlord a Security Deposit in the amount set forth in Line 5 of the Terms Sheet. If Tenant fails to make any payments under this Lease when due, or fails to comply with each of the terms, covenants, and conditions of this Lease, Landlord may, but is not obligated to, apply the Security Deposit to the payments due or to the payment of Landlord's costs and expenses (including reasonable attorneys' fees) in connection with performing Tenant's obligations on Tenant's behalf, regaining possession of the Premises, or reletting the Premises, without thereby curing Tenant's default or releasing Tenant from any of Tenant's obligations under this Lease. Landlord may commingle the Security Deposit with Landlord's other funds, and Landlord shall not be required to pay Tenant any interest on the Security Deposit. If Tenant fully and promptly performs all Tenant's obligations under this Lease, within 30 days following the Expiration Date, Landlord shall return the Security Deposit to Tenant at Tenant's address set forth in this Lease or at such other address specified by Tenant in a notice to Landlord received by Landlord before the Expiration Date.

5. Parking
   -------

   Tenant is hereby granted the exclusive use of the parking spaces set forth in Line 6 of the Terms Sheet. Landlord reserves the right to change the location of Tenant's designated parking spaces from time to time so long as the number of spaces is not affected thereby. Tenant acknowledges that all other spaces in the parking facility serving the Building are allocated for the exclusive use of other tenants of the Building and that neither Tenant, nor Tenant's guests or invitees shall use any spaces other then the ones set forth in Line 6 of the Terms Sheet. Tenant further acknowledges that the parking facility is patrolled by a towing company and cars parked in a space allocated to another tenant may be towed.

6. Use
   ---

   Tenant may use the Premises for general and administrative offices and for no other purpose. Tenant shall not permit the Premises to be used for any unlawful or immoral purpose. In the conduct of Tenant's business, Tenant shall, at Tenant's expense, comply with all applicable laws, ordinances, rules and regulations, the reasonable requirements of all insurance underwriters providing insurance to the Premises and the Building, and the Rules and Regulations attached to this Lease as Exhibit "C", as they may be amended by Landlord from time to time. Tenant shall not use the Premises in a manner that increases the fire insurance premiums for the Building. Tenant shall not install safes, heavy file cabinets, or other heavy equipment in the Premises without Landlord's prior approval of the installation, location, and method of installation. In the conduct of Tenant's business operations, Tenant shall not make any noise or odor objectionable to other tenants, the public, or Landlord, and Tenant shall not create or maintain a nuisance in the Premises. Tenant shall not use, create, store or permit any toxic or hazardous material anywhere on the Real Property. Tenant shall keep the Premises free of debris, dangerous, noxious, or offensive items, fire hazards, and undue vibration, heat or noise.

   In Tenant's use of the Premises, Tenant shall not obstruct or permit the obstruction of the sidewalks, driveways, entrances, passages, lobby, corridors, stairs, or elevators of the Building. Tenant may not move Tenant's furniture, equipment, supplies, or other personal property or permit deliveries of such items through the Common Areas except at such hours and upon such conditions as Landlord may reasonably require from time to time. Tenant shall reimburse Landlord within 10 days after Landlord's demand for any damage or injury to persons or property resulting from Tenant's movement of such items or delivery to Tenant of such items through the Common Areas. Landlord may, as a condition for granting permission to Tenant to move furniture and equipment through the common areas of the Building, require a damage deposit from Tenant.

7. Utilities and Services
   ----------------------

   Landlord shall furnish the following utilities and services to the Building and the Premises as reasonably required in connection with Tenant's use of the Premises, Monday through Friday, during business hours (8:00) a.m. to 6:00 p.m.), except on federal bank holidays:

     (a) Janitorial services (during non-business hours Monday through Friday), except that shampooing and replacement of carpet as required by Tenant shall be at Tenant's expense;

     (b)  Periodic trash removal;

     (c)  Elevator service in common with other tenants;

     (d) Air conditioning is provided on Monday through Friday from 8:00 a.m. to 8:00 p.m. and on Saturday from 8:00 a.m. to 1:00 p.m. except on Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Christmas Day and New Year's Day.

     (e) Electricity for standard lights, air-conditioning, and standard office equipment. Electricity for extraordinary office equipment and additional air-conditioning required in connection with computers or other extraordinary office equipment shall be separately metered and shall be available to Tenant only with Landlord's prior written approval;

     (f) Water for drinking, ordinary lavatory purposes, and the fire sprinkler system (if applicable);

     (g) Common use restrooms on each floor of the Building, including maintenance, periodic cleaning, and supplies.

   Landlord is not responsible to Tenant for any interruption in utility and other services unless caused by Landlord's negligence or willfull misconduct.

   Should Tenant desire utilities or services to be provided by Landlord at times other than those times set forth in this Lease, Landlord may, but is not obligated to, furnish such additional utilities or services as are requested by Tenant, in a written notice to Landlord at least 48 hours before Tenant requires the utilities or services. Tenant shall pay Landlord, within 10 days after Landlord's demand, for all Landlord's costs in providing such additional utilities or services.

8. Tenant's Appurtenant Rights
   ---------------------------

   During the Term, Landlord grants Tenant a non-exclusive right to use the Common Areas, including the right of ingress and egress to the Premises. This right may be exercised by Tenant, its agents, employees, independent contractors, invitees, and customers, subject to similar rights granted by Landlord from time to time to other parties, and subject to the Rules and Regulations attached to this Lease as Exhibit "C", as they may be amended by Landlord from time to time.

9. Landlord's Right of Access
   --------------------------

   Landlord, and others authorized by Landlord, may enter the Premises at reasonable time and upon reasonable prior verbal or written notice to Tenant for those purposes reasonably related to Landlord's ownership and operation of the Building, including inspection, maintenance and repair, emergencies, and showing the Premises to prospective tenants or purchasers.

10. Maintenance, Repair and Replacement
    -----------------------------------

   Tenant shall, at Tenant's sole expense, keep the interior of the Premises in good condition and repair. Tenant shall promptly repair any injury or damage to the Building, the parking facility serving the Building, or the Real Property caused by Tenant's unauthorized use of the Premises or by the fault or neglect of Tenant, Tenant's employees, customers, invites, and others permitted on the Premises by Tenant. If Tenant does not promptly and adequately perform its obligations under this paragraph after written notice from Landlord specifying the nature of Tenant's failure, in addition to any other remedy Landlord may have under this Lease or pursuant to law, Landlord may perform Tenant's obligations on Tenant's behalf and Tenant shall, upon demand, reimburse Landlord for the reasonable costs and expenses so incurred. Landlord shall maintain Landlord for the reasonable costs and expenses so incurred. Landlord shall maintain and repair all other elements of the Building, the parking facility serving the Building, and the Real Property, including plumbing, lighting, HVAC service, plate glass, and structural components.

   All repairs, maintenance, and replacements by Landlord and Tenant shall be performed in a good and workmanlike manner, in compliance with all applicable governmental laws, regulations, ordinances, rules, and codes, and shall incorporate materials and techniques equal to or exceeding the quality of the items repaired, maintained, replaced.

11. Condition of Premises
    ---------------------

   Tenant acknowledges that Tenant has inspected the Premises and that the Premises are suitable for Tenant's use. Tenant accepts the Premises in "as-is" condition. Tenant acknowledges that no work needs to be performed by Landlord to prepare the Premises for Tenant's occupancy. Landlord makes no warranties or representations as to the condition of the Premises or their suitability for Tenant's use.

12. No Leasehold Improvements
    -------------------------

   Tenant shall not make any alterations, additions, or improvements within, or to the Premises, without first obtaining Landlord's approval in writing, which approval may be denied for any reason whatsoever.

13. Tenant's Insurance
    ------------------

    From the date Landlord grants Tenant access to the Premises and during the Term, Tenant shall at Tenant's sole expense, maintain comprehensive general liability insurance with a combined single limit coverage of not less than $500,000.00, with a reputable insurance underwriter reasonably acceptable to Landlord. The comprehensive policy shall name Landlord and Landlord's agent as an additional insured and provide that Landlord's right to insurance proceeds shall not be subject to invalidation by reason of Tenant's acts or omissions. All insurance policies shall include a provision that the coverage may not be reduced or cancelled without 30 days prior written notice to Landlord.

14. Waiver of Subrogation
    ---------------------

    To the extent that any loss suffered by Tenant is covered by insurance, Tenant waives all claims it may have against Landlord, and, to the extent possible without voiding the insurance coverage, each insurance policy obtained, by Tenant concerning the Premises and the Building shall include a waiver of subrogation endorsement.

15. Tenant's Indemnification
    ------------------------

    Tenant shall indemnify, defend Landlord from, and hold Landlord harmless against any claim, suit, liability, loss, damage, cost, and expense in connection with any construction work, additions, alterations, or improvements by Tenant in or about the Premises, or in connection with loss of life, personal injury, or damage to property arising from Tenant's use or occupancy of the Premises, but not to the extent caused by the willful misconduct of Landlord, its agents or employees. This indemnity applies to Tenant's use and occupancy of the Premises prior to the Commencement Date and throughout the Term and shall survive the termination of this Lease.

16. Landlord's Exculpation and Tenant's Attornment
    ----------------------------------------------

    If Landlord defaults under this Lease, Tenant agrees to look solely to the Landlord's interest in the Building and the Real Property, and neither Landlord nor any of its partners, officers, directors or shareholders shall have any personal liability to Tenant for Landlord's defaults under this Lease or for the breach of any representation, warranty, covenant or agreement. Any judgments entered against Landlord based upon Landlord's default under this Lease shall be satisfied solely from the proceeds of the sale of Landlord's interest in the Building and the Real Property. If Landlord sells the Building, Landlord shall be released from any future obligation or liability to Tenant under this Lease.

17. Damage by Fire and Other Casualty
    ---------------------------------

   Tenant shall give Landlord prompt notice of any damage to the Premises by fire or casualty. If the Building is partially or totally destroyed Landlord may, at its option, terminate this Lease as of the date of the casualty, and all periodic payments required of Tenant under this Lease shall be equitably adjusted.

18. Condemnation
    ------------

   If the Building and the Real Property are taken by the power of eminent domain (or conveyed to the condemning authority under threat of condemnation), this Lease shall terminate no the date the condemning authority takes possession, and all periodic payments made by Tenant under this Lease shall be equitably adjusted.

   If a portion of the Building or the Real Property is taken by the power of eminent domain (or conveyed to the condemning authority under threat of condemnation), at Landlord's option exercised on or before the date the condemning authority takes possession, this Lease shall termninate effective as of the date the condemning authority takes possession. If Landlord does not exercise its option to terminate this Lease, to the extent possible following the taking, Landlord shall repair and restore those portions of the Premises and the Building originally provided by Landlord, and Tenant shall repair and restore all other portions of the Premises.

   During the period of Landlord's repair and restoration of the Premises, all Base Rent and Adjusted Rent shall abate in an amount bearing the same ratio to the Base Rent and Adjusted Rent otherwise due for such period as the untennantable portion of the Premises from time to time bears to the entire Premises. All periodic payments required of Tenant under this Lease shall be equitably adjusted as of the date the condemning authority takes possession to reflect any permanent reduction in the usable portion of the Premises.

   Tenant waives Tenant's right to all proceeds of condemnation (or of a conveyance to the condemning authority under threat of condemnation) representing the value of Tenant's leasehold interest or of the leasehold improvements in the Premises. Nothing in this paragraph, however, shall prevent Tenant from pursuing a separate claim for business damages or moving expenses against the condemning authority, so long as the award or proceeds paid to Tenant does not reduce the award or proceeds otherwise payable to Landlord.

19. Surrender
    ---------

   On the Expiration Date (or sooner termination of the Term) Tenant shall remove all Tenant's personal property and trade fixtures from the Premises, and Tenant shall surrender possession of the Premises to Landlord in as good condition, as existed when Tenant look possession, reasonable wear and tear and insured casualty damages excepted. All personal property or trade fixtures not removed by Tenant shall, upon the Expiration Date (or sooner termination of the Term) become Landlord's property, and Landlord may, at its option, either retain the personal property and trade fixtures or dispose of all or any portion of them at Tenant's expense. Tenant shall reimburse Landlord upon demand for all Landlord's expenses incurred in connection with disposing of Tenant's personal property and trade incurred in connection with disposing of Tenant's personal property and trade fixtures. This obligation shall survive the expiration or termination of this Lease.

    If this Lease terminates as a result of an insured casualty, Tenant is not obliged to repair and restore the Premises, but Landlord is entitled to a portion of the proceeds from Tenant's insurance sufficient to reimburse Landlord for the reasonable cost of returning the interior of the Premises to the condition existing immediately before the casualty.

20. Default
    -------

    Time is of the essence with regard to the performance of the Tenant's obligations under this Lease. Any of the following constitutes a default of this Lease by Tenant:

    (a) Failure to pay any periodic payment of Base Rent or any other payment required of Tenant under this Lease within 5 days after any such payment is due.

        Tenant shall pay Landlord interest at the rate of 18% simple interest per year on all periodic payments due under this Lease that are not made on the date when due, from the date when due until paid in full. All partial payments of past due amounts shall be applied first to interest accrued, then to past due installments of Base Rent.

    (b) Failure to cure any other default of Tenant's obligations under this Lease for a period of 15 days after notice specifying the nature of the default.

    (c) Abandonment of the Premises.

    (d) Tenant files a voluntary petition in bankruptcy or is adjudicated insolvent or a bankrupt, or makes an assignment for the benefit of creditors, or files a petition for relief under any applicable bankruptcy law, or consents to the appointment of a trustee or receiver of all or any substantial part of its property.

    (e) An involuntary petition under any applicable bankruptcy law is filed against Tenant and is not vacated within 60 days. -

21. Landlord's Remedies
    -------------------

    Upon Tenant's default and the expiration of any applicable grace period, Landlord may, at Landlord's option, take any one or more of the following actions without further notice or demand;

          (a) Declare all Base Rent or Adjusted Rent for the entire remaining portion of the Term immediately due and payable.


          (b) Bring an action against Tenant to collect all Base Rent or Adjusted Rent or other sums due and owing the Landlord, or to enforce any other term or provision of this Lease;

          (c) Terminate this Lease by three days' written notice to Tenant. In the event of termination, Tenant agrees to immediately surrender possession of the Premises. If Landlord terminates this Lease, Landlord may recover from Tenant all damages Landlord incurs by reason of Tenant's default, including damages equal to the present value of the difference between the Base Rent and Adjusted Rent due for the remainder of the term and the market value rent rate for the remainder of the term, and all Landlord's costs and expenses (including reasonable attorneys' fees).

          (d) Landlord may pay or perform, or cause to be paid or performed, any obligation of Tenant under this Lease, for Tenant's account, and Tenant shall promptly reimburse Landlord, upon demand, for all Landlord's costs and expenses (including reasonable attorneys' fees) so incurred.

          (e) Relet the Premises for Tenant's account without terminating this Lease. All sums received by Landlord from reletting shall be applied first to Landlord's reasonable costs and expenses incurred in reletting (including, without limitation, reasonable attorneys' fees, advertising costs, brokerage commissions, and alterations, improvements, and repairs lo the Premises), then to the payment of all sums due under this Lease. Upon Landlord's demand, Tenant shall pay any deficiency to Landlord as it arises.

    Landlord's remedies in this paragraph are cumulative and in addition to any other remedies available at law or in equity.

22. Attorneys'- Fees
    ----------------

    In any legal action (including appellate proceedings) filed with respect to this Lease, the prevailing party shall receive reimbursement from the other party of its costs and expenses (including reasonable attorneys' fees awarded by a court of competent jurisdiction).

23. Assignment and Subletting
    -------------------------

    Tenant shall not assign this Lease or encumber or sublet the Premises without Landlord's prior written consent.

24. Subordination
    -------------

    Tenant's right, title, and interest in the Premises shall be subject and subordinate to any present or future lease of the entire Building or to the lien of any mortgage now or hereafter encumbering the Premises, the Building, or the Real Property. Although no further act by Tenant is necessary to effectuate Tenant's subordination, Tenant shall, upon Landlord's request, execute acknowledge, and deliver to Landlord all documents Landlord may reasonably require confirming Tenant's subordination of its interest in the Premises, the Building, or the Real Property.

25. Tenant Estoppel Certificate
    ---------------------------

    Tenant shall, upon Landlord's request, execute, acknowledge, and deliver to Landlord, a written statement certifying that this Lease is in full force and effect, that it is unmodified (or specifying the modifications), specifying the date through which all periodic payments required under this Lease have been paid, and specifying and defaults of this Lease known to the Tenant.

26. Hold Over
    ---------

    If Tenant holds over after the expiration of this Lease, Landlord shall be entitled to collect rent at a rate equal to twice the Base Rent or Adjusted Rent in effect on the Expiration Date.

27. Quiet Enjoyment
    ---------------

    Landlord covenants that, if Tenant pays all sums required under this Lease and performs all the terms, covenants, and conditions required of Tenant under this Lease, Tenant may peaceably and quietly have, hold, and enjoy the Premises during the Term, subject to:

        (a) the claims of all persons arising other than by, through, or under Landlord,

        (b) the rights of all existing and future ground lessees or lessees of the entire Building, and

        (c) all existing and future lenders holding mortgages encumbering the Premises, the Building, or the Real Property.

28. Notices
    -------

    All notices given in connection with this Lease shall be in writing, and shall be considered delivered when mailed by United States certified mail, return receipt requested, postage prepaid, if to Landlord, at the address set forth in the preamble of this Lease and if to Tenant, at the Premises.

    Either Landlord or Tenant may change the address for notices by giving proper notice of the new address to the other party.

29. Benefits and Burdens
    --------------------

    The provisions of this Lease bind, and are for the benefit of the Landlord, the Tenant, and their respective successors and assigns.

30. Broker's Fees
    -------------

    Tenant warrants to Landlord that no broker other than the one set forth on Line 7 of the Terms Sheet was a procuring cause of this Lease. Tenant shall indemnify, defend, and hold Landlord harmless from all claims, losses, suits, damages, costs, and expenses (including attorneys' fees) that Landlord may suffer in connection with an assertion by a broker or other finding agent (other than the broker specified on Line 7 of the Terms Sheet) that he or she assisted or otherwise dealt with Tenant with respect to the negotiation or execution of this Lease.

31. Mechanics Liens
    ---------------

    Tenant is not required or obliged under this Lease to make alterations or improvements to the Premises, and nothing in this Lease shall be construed as a consent by Landlord to subject Landlord's reversionary interest in the Premises to liability under the Florida Mechanics' Lien Law. If, as a result of the installation of any improvements by Tenant on the Premises, or Tenant's maintenance and repair of the Premises, a claim of lien is filed against the Premises, the Building or the Real Property, within ten (10) days after it is filed, Tenant shall either satisfy the claim of lien or transfer it to a bond as permitted by Chapter 713 of the Florida Statutes. If Tenant fails to do so within the ten (10) day period, Landlord may transfer the lien to a bond as permitted by Chapter 713 of the Florida Statutes, and Tenant shall reimburse Landlord for all Landlord's costs and expenses (including reasonable attorneys fees) incurred in connection therewith.

32. Unavailability of Premises
    --------------------------

    If the Premises shall not be available for occupancy by Tenant on the specific date hereinbefore designated for the Commencement Date, then this Lease shall not be affected thereby but, in such case, said specific Commencement Date shall be deemed to be postponed until the date when the Premises shall be available for occupancy by Tenant and Tenant shall not be entitled to possession of the Premises until the same are available for occupancy by Tenant. Furthermore, Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant by reason of any such postponement of said specific date and the parties hereto further agree that any failure to have the Premises available for occupancy by Tenant on said specific date shall in no way affect the obligations of Tenant hereunder nor shall the same be construed to extend the Term of this Lease.

33. Operating Expenses
    ------------------

    For the purpose of this paragraph, "Operating Expenses" means certain costs and expenses actually paid by Landlord in connection with the maintenance, operation and repair of the Premises, the Building, and the parking facility serving the Building including but not limited to the following: real estate taxes and assessments for the Real Property, all insurance premiums, the cost of electricity, sanitary sewer, potable water, storm sewer and natural gas services, janitorial service, trash removal, recycling, security services, management fee, window washing, and other costs and expenses.

    Tenant shall pay monthly to Landlord Tenant's Proportionate Share of the Operating Expenses, to the extent that Tenant's share is in excess of the 1999 Base Year Expenses.

    On or about January 1 of each year during the Term, Landlord shall provide Tenant with a written estimate of Tenant's Proportionate Share of the Operating Expenses that Landlord estimates will be incurred in the forthcoming calendar year. Concurrently with the monthly payment of Base Rent and in addition thereto, without setoff, further notice or demand, Tenant shall pay Landlord the monthly installment of Tenant's Proportionate Share of estimated Operating Expense for that calendar year.

    If Landlord does not provide Tenant with the estimate of Tenant's Proportionate Share of Operating Expenses for the forthcoming year on or before January 1 of the year, Tenant shall continue to pay its estimated Proportionate Share of Operating Expenses at the rate established for the immediately preceding calendar year. When Landlord provides Tenant with the estimated Operated Expenses for the current calendar year, Landlord shall also provide Tenant a statement of any adjustments to be made as a result of the late estimate, which adjustments shall be paid with or credited against (as the case may be) the next due monthly installments of Tenant's estimated Proportionate Share of Operating Expenses.

    As soon as is practicable after January 1 of each calendar year during the Term, Landlord shall calculate the actual Operating Expenses for the preceding calendar year. if Tenant's Proportionate Share of actual Operating Expenses for the preceding calendar year is greater than the estimated Operating Expenses paid by Tenant for that calendar year, Landlord shall notify Tenant of the amount of the deficiency. Upon such notice, Tenant shall, within 10 days thereafter, pay Landlord the deficiency. If Tenant's Proportionate Share of actual Operating Expenses for the preceding calendar year is less than the estimated Operating Expenses paid by Tenant for that calendar year, Landlord shall credit the excess against the next due installments of Tenant's Proportionate Share of estimated Operating Expenses.

34. All Payments Constitute Rent
    ----------------------------

    All payments required of Tenant under this Lease constitute "rent" and are due without setoff or deduction in legal United States tender, at the times and at the addresses specified in this Lease, or so otherwise specified from time to time by Landlord, together with all sales taxes or similar taxes imposed by the State of Florida upon or with respect to rent.

35. Entire Agreement
    ----------------

    This Lease and the attached exhibits, addendums, and riders (if any) constitute the entire agreement between the parties. No subsequent alteration, amendment, or addition to this Lease will bind the Landlord or the Tenant unless it is in writing and signed by the party to be bound.

36. Counterparts
    ------------

    This Lease may be executed in two or more identical counterparts, each of which shall be treated as an original.

    "RADON GAS: Radon is a naturally occurring radioactive gas that when it has accumulated in a building in sufficient quantities, may present Health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

                                  EXHIBIT "C"
                                  -----------

                             RULES AND REGULATIONS
                             ---------------------

1. Lessee will refer all contractors, contractors' representatives and Installation technicians rendering any service for Lessee, to Lessor for Lessors's supervision and approval before performance of any such contractual services. This shall apply to all work performed in the building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and installations of any and every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the building. None of this work will be done by Lessee without Lessor's written approval first had and obtained.

2. The work of the janitor or cleaning personnel shall not be hindered by Lessee after 5:30 p.m., and such work may be done at any time when the offices are vacant. The windows, doors, and fixtures may be cleaned at anytime. Lessee shall provide adequate waste and rubbish receptacles, cabinets, book cases, map cases, etc., necessary to prevent unreasonable hardship to Lessor in discharging its obligation regarding cleaning service.

3. Movement in or out of the building of furniture or office equipment, or dispatch or receipt by Lessee of any merchandise which requires the use of elevators or stairways, or movement through life building entrances or lobby shall be restricted to the hours designated by Lessor from time to time. All such movement shall be as directed by Lessor and in a manner to be agreed upon between Lessee and Lessor by prearrangement before performance. Such prearrangement initiated by Lessee shall include" determination by Lessor, and subject to its decision and control of time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building.. Lessee expressly assumes all risk of damage to any and all articles so moved, as well as injury to any person or persons or to the public engaged or not engaged in such movement, including equipment, property, and personnel of Lessor if damaged or injured as a result of any acts in connection with carrying out this service for Lessee from the time of entering property to completion of the work; and Lessor shall riot be liable for the act or acts of any person or persons so engaged in, or any damage or loss to any property of persons resulting directly or indirectly from any act in connection with such service performed by or for Lessee.

4. No sign or signs will be allowed in any form on the exterior of the building or on any window or windows inside or outside or the building and no sign or signs, except in uniform location and uniform style fixed by lessor, will be permitted in the public corridors or on corridor doors or entrance to Lessee's space. All signs will be contracted for by Lessor or Lessee at the rate fixed by Lessor from time to time, and Lessee will be billed and pay for such service accordingly. Written consent from Lessor is an absolute prerequisite for any such sign or signs any Lessee may be so permitted to use.

5. Nothing shall be placed on the outside of the building or on the windows, window sills or projections.

6. Lessee shall not place, install or operate on the demised premises or in any part of the building, any engine, stove, or machinery, or conduct mechanical operations or cook thereon or therein, or place, use in, or about the demised premises any explosives, gasoline, kerosine, oil, acids, caustics, or any other inflammable, explosive or hazardous material without the written consent of Lessor first had and obtained.

7. Lessor will not be responsible for any lost or stolen personal property, equipment, money or jewelry from the leased premises, the building or the parking area regardless of whether such loss occurs when the area is locked against entry or not. area is locked against entry or not.

8. No birds, animals, bicycles or vehicle shall be brought into or kept in or about the building.

9. Lessor may permit entrance to Lessee's offices by use of pass keys controlled by Lessor or employees, contractors. or service personnel, supervised or employed by Lessor.

10. None of the entries, passages, doors, elevators, elevator doors, hallways, or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, nor shall such areas be used at any time except for access or egress by Lessee, Lessee's agents, employees or invitees.

ii. Lessor shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment including safes, large files, etc., that are to be placed in the building, and only those which in the opinion of Lessor will not do damage to the floors, structure or elevators may be moved into said building. Any damage occasioned in connection with the moving or installing of such aforementioned articles in the building, or the existence of same in the building shall be paid for by Lessee.

12. No additional locks shall be placed on any door or changes be made to existing locks in Building without proper written consent of Lessor. Lessor will furnish two keys to each lock on doors in the Leased Premises and Lessor, upon the request of Lessee, shall provide additional duplicate keys at Lessee's expense. Lessor may at all times keep a pass key to the Leased Premises. All keys shall be returned to Lessor promptly upon termination of this Lease.

13. Lessee, its officers, agents, servants, and employees shall, before leaving Leased Premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by Lessee.

14. Lessee, its employees, agents or invitees shall not use Leased Premises for lodging, sleeping or cooking of food without the prior written consent of Lessor.

15. The plumbing/bathroom facilities shall not be used for all other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall have caused it.

16. Canvassing, soliciting and peddling in the building or parking facilities is prohibited and each Lessee shall cooperate to prevent the same. In this respect, Lessee shall promptly report such activities to the Building Manager's office.


THE ABOVE RULES, HEREBY ACCEPTED BY LESSEE, ARE PRESCRIBED BY LESSON TO ENABLE LESSON TO MAINTAIN HIGH STANDARDS OF ENVIRONMENT, COMFORT AND CONVENIENCE FOR ITS LESSEES. IT WILL BE APPRECIATED IF ANY UNDESIRABLE CONDITIONS ON LACK OF COURTESY OR ATTENTION BY ITS EMPLOYEES OR CONTRACTORS IS REPORTED DIRECTLY TO LESSON.

                              Consent to Sublease


      Marbrad, Inc. having an office c/o Streamline Properties, Inc., 1125 Washington Avenue, Miami Beach, Florida 33139 ("Landlord"), hereby consents to the subletting by Auction Finance Group, Inc. having an office located at 1680 Michigan Avenue, Suite 701, Miami Beach, Florida 33139 ("Tenant) to Regenesis Holdings, Inc. having an office located at 930 Washington Avenue, 4th Floor, Miami Beach, Florida 33139 ("Subtenant7) the entire fourth (4th) floor of the building known as .930 Washington Avenue, Miami Beach, Florida 33139 for a term beginning August 1, 1999 and ending May 31, 2002, which premises are now leased and demised by the L2ndiord to the Tenant by that certain lease dated March 17, 1992 between Marbrad, Inc., as landlord, and Auction Finance Group, Inc., as tenant, (said lease as the same may have been and may hereafter be amended by any indentures or agreements supplemental thereto, is herein called 'the Lease"), such consent being subject to and upon the following terms and conditions, to each of which the Tenant and the Subtenant expressly agree:

      1. Nothing herein contained shall be construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions or conditions contained in the Lease (except as may be herein expressly provided), or waive any breach of the Tenant in the due keeping, observance or performance thereof.

      2. The Tenant shall be and remain liable 2nd responsible for the due keeping, performance and observance throughout the term of the Lease, of all of the covenants, agreements, terms, provisions and conditions therein set forth on the part of the Tenant to be kept. performed and observed and for the payment of the fixed rent, additional rent and all other sums now and/or hereafter becoming payable thereunder, expressly including as such additional rent, any and all charges for any property, material, labor, utility or other services furnished or rendered by the Landlord in or in connection with the premises demised by the Lease, whether for, or at the request of, the Tenant or the Subtenant,

      3. The sublease to cover the space to be sublet by the Tenant to the Subtenant shall be subject and subordinate at all times to the Lease, and to all of the covenants, agreements, terms, provisions and conditions of the Lease and of this Consent, and the Subtenant shall not do, permit or suffer anything to be done in, or in connection with the Subtenant's use or occupancy of, the portion of the premises so sublet which would violate any of said covenants, agreement, terms, provisions and conditions.

      4. This Consent shall not be construed as a consent by the Landlord permitting, any other or further subletting by either the Tenant or the Subtenant or any assignment of the aforesaid sublease.

                                STREAMLINE PROPER


      5. The portion of the premises so sublet shall (subject to all of the covenants, agreements, terms, provisions and conditions of the Lease) be used solely for executive offices.

      6. Upon the expiration or any earlier termination of the term of the Lease with respect to the portion of the premises so sublet or in case of the surrender of the Lease by the Tenant to the Landlord, the aforesaid sublease and the term and estate thereby granted shall terminate as of the effective date of such expiration, termination or surrender, and the Subtenant shall vacate such portion of the premises on such date.

      7. A true and complete copy of the aforesaid sublease and a true and complete copy of each amendment thereto shall be delivered to the Landlord within 10 days after the execution and delivery thereof by the parties thereto: it being understood that the Landlord shall not be deemed to be a party to said sublease or any such amendment nor bound by any of the covenants, agreements, terms, provisions or conditions thereof and that neither the execution and delivery of this Consent nor the receipt by the Landlord of a copy of said sublease or of a copy of any such amendment shall be deemed to change any provision of this Consent or to be a consent to, or any approval by the Landlord of, any covenant, agreement, term, provisions or condition contained in said sublease or any such amendment.


      In Witness Whereof, the Landlord has caused this Consent to Sublease to be executed as of August 1, 1999.


Marbrad, Inc.



By: /s/ Brad Krassner
   --------------------------
   Brad Krassner, President

                            EXHIBIT A - TERMS SHEET


This Terms Sheet is attached to and is a part of that certain sublease between Auction Finance Group, Inc., ('Sublandlord") and the subtenant described below.


 1.   Subtenant:               Regenesis Holdings, Inc.
                               1555 North Park Drive, Suite 103
                               Weston, Florida 33326

 2.   Subleased Premises:      930 Washington Avenue
                               Miami Beach, Florida 33139
                               The entire fourth (4th) floor

3.    Term:                    Commencement Date: August 1, 1999
                               Expiration Date: May 31, 2002

4.    Base Rent:               08/01/99 - 05/31/00  $4,1 00/month plus sales tax
                               06/01/00 - 05/31/01  $4,300/month plus sales tax
                               06/01/01 - 05/31/02  $4,500/month plus sales tax

 5.   Security Deposit:        Eight Thousand Seven Hundred Thirty Three
                               ($8,733) Dollars

 6.   Assigned Parking:        Seven (7) spaces. Spaces 1 0 and 1 1 in the main
                               parking lot. Spaces 18-22 in annex parking lot at 91 0 Pennsylvania Ave.

 7.   Broker:                  Streamline Properties, Inc.

 8.   Sublandiord's Work:      None.


      Except as specifically provided herein, Subtenant agrees to accept the Subleased Premises in 'as is" condition.

9. Upon execution of this Sublease, Subtenant is paying to Sublandlord Thirteen Thousand Ninety Nine and 50/100 ($13,099.50) Dollars representing the security deposit plus the first month's rent, including sales tax.

10.   Section 33 of the Lease is hereby deemed deleted in its entirety.

11. This is a sublease and is conditioned upon the consent of Marbrad, Inc. the Overlandlord being obtained within ten (10) days and Marbrad acknowledging in writing that the lease between Marbrad and Auction Finance Group, Inc. dated March 17, 1992 is in full force and effect and that no default exists by the tenant thereunder. Subtenant acknowledges that the services to be rendered to the Subleased Premises are to be rendered by Marbrad. Anything in this Sublease to the contrary notwithstanding, if there exists a breach by Sublandlord of any of its obligations under this Sublease, and concurrently, a corresponding beach by Marbrad of its obligations under the Overlease exists, then and in such event, Subtenant's sole remedy against Sublandlord shall be the right to, pursue a claim in the name of Sublandlord against Marbrad, Inc. and Sublandlord agrees that it will, at Subtenants expense, cooperate with Subtenant in the pursuit of such claim.

      In, Witness Whereof, the parties have executed this Sublease on 20 day of July, 1999.


Sublandlord                                     Subtenant
Auction Finance Group, Inc.                     Regenesis Holdings, Inc.



By: /s/ Helen Porter                            /s/ Mitchell Sandler
   -------------------------                    --------------------------------
   Helen Porter, President                      Mitchell Sandler